Exhibit 99.1
Merger of Pringles Snack Business with Diamond Foods April 2011

2 Important Information This document contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, including projections of Diamond's results. The words "anticipate," "expect," "believe," "goal," "plan," "intend," "estimate," "may," "will," "would" and similar expressions and variations thereof are intended to identify forward- looking statements, but are not the exclusive means of identifying such statements. Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties. Actual results could differ materially from projections made in this release. Some factors that could cause actual results to differ from our expectations include the timing of closing the transaction and the possibility that the transaction is not consummated, risks of integrating acquired businesses and entering markets in which we have limited experience, availability and pricing of raw materials, impact of additional indebtedness, loss of key suppliers, customers or employees, and an increase in competition. A more extensive list of factors that could materially affect our results can be found in Diamond's periodic filings with the Securities and Exchange Commission. They are available publicly and on request from Diamond's Investor Relations Department.

3 Additional Information In connection with the proposed transaction between Diamond and P&G, Diamond will file a registration statement on Form S-4 with the SEC. This registration statement will include a proxy statement of Diamond that also constitutes a prospectus of Diamond, and will be sent to the shareholders of Diamond. Shareholders are urged to read the proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about Diamond, Pringles and the proposed transaction. The proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC's website at www.sec.gov. The documents (when they are available) can also be obtained free of charge from Diamond upon written request to Diamond Foods, Inc., Investor Relations, 600 Montgomery Street, San Francisco, California 94111 or by calling (415) 445-7425, or from P&G upon written request to The Procter & Gamble Company, Shareholder Services Department, P.O. Box 5572, Cincinnati, Ohio 45201-5572 or by calling (800) 742-6253. This communication is not a solicitation of a proxy from any security holder of Diamond. However, P&G, Diamond and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Diamond Foods, Inc. may be found in its 2010 Annual Report on Form 10-K filed with the SEC on October 5, 2010, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on November 26, 2010. Information about the directors and executive officers of The Procter & Gamble Company may be found in its 2010 Annual Report on Form 10-K filed with the SEC on August 13, 2010, and its definitive proxy statement relating to its 2010 Annual Meeting of Shareholders filed with the SEC on August 27, 2010.

Overview Transaction Summary Transaction Rationale Pringles Overview Diamond Foods Overview Summary 4

5 Transaction Summary Diamond Foods to merge the Pringles snack business from Procter & Gamble into the Company for consideration of $1.5 billion in Diamond common stock, plus the assumption of approximately $850 million of Pringles debt Reverse Morris Trust transaction structure Existing Diamond shareholders to own approximately 43% of combined company P&G shareholders to receive approximately 29.1 million Diamond shares and own approximately 57% of the outstanding shares of combined company Closing anticipated by end of calendar 2011 Subject to customary closing conditions including regulatory and Diamond shareholder approvals

Transaction Rationale

7 Excellent Strategic Fit - Platform for Growth Financially Compelling - Double-digit EPS Accretive, Margin Expansion and Significantly Enhanced Free Cash Flow Generation Diamond will be the #1 pure play Global Snack Food ompany Improves Product Mix with Iconic Profitable $1 Billion+ Brand Enhances Global Reach, Geographic Diversity and World-Class Infrastructure Increases Scale and Effectively Leverages Existing Diamond Go-To-Market Infrastructure and Supply Chain for over 50% of Pringles Sales Diversifies Retail Customer Base Allowing for Greater Access and Leverage Transaction Rationale: World Class Platform for Global Growth Source: Euromonitor 2009 Global Sweet & Savory Snacks Category.

8 #2 Global Potato Chip & Crisp Franchise(1) Iconic Brand Equity Sold in Over 140 Countries Premium Positioning Outside the U.S. Attractive Margin Structure World Class Manufacturing & Supply Chain Build, Acquire and Energize Brands Diamond Foods Focused Portfolio Strong Strategic Fit - Platform for Growth + (1) Includes Potato Chips and Extruded Snacks as per Euromonitor.

9 Financially Compelling - Significant Increase in Cash Generation Represents growth of 2-4% growth over 2010. Represents growth of 7-10% growth over 2010. Includes $25 million of synergies Note: Represents Fiscal Year End June (Pringles) forecast and July (Diamond) guidance, which was issued on March 8, 2011.. Diamond Diamond EBITDA Margin Sales 2011E ($mm) EBITDA 2011E ($mm) (1) (2) (3)

10 1st Qtr Diamond Today 15 Pro Forma Diamond 17 1st Qtr Diamond Today 26.5 Pro Forma Diamond 32 2011 2012 Diamond Today 3.9 Pro Forma Diamond 2012 3.5 Pro Forma Diamond 2013 3 Positive earnings impact - Double digit EPS accretive Enhances blended margin profile - Gross margin and EBITDA expansion of approximately 500 basis points and 200 basis points, respectively Significant increase in cash flow generation Combined EBITDA of $398 - $410 million De-levering transaction in 2012 with acceleration of debt pay down (1) (1) (1) (1) Gross Margin Expansion EBITDA Margin Expansion EBITDA ($mm) Leverage Ratio (2) (2) Financially Compelling - Margin Expansion and De-levering (Pro Forma 2011) Note: Pro Forma 2011 except for leverage. (1) Public guidance range for FY 2011 provided on March 8, 2011. Gross margin guidance provided was 25.7% - 26.7%; numbers rounded above. (2) If additional $200M in debt assumption due to collar, 0.5x higher in 2012 and 2013. 1st Qtr Diamond Today 140.5 Pro Forma Diamond 403.5

11 Catapults Diamond Into the #2 Position in Global Snacks Diamond will be the #1 pure play, global snack food company KDV Group Source: Euromonitor 2009 Global Sweet & Savory Snacks Category. Top Global Companies Top Global Brands

12 Expands Near-Term Addressable Market Sources: Euromonitor, IRI, Nielsen and Company estimates. (1) Includes Potato Chips and Extruded Snacks as per Euromonitor. Nuts Microwave Popcorn Potato Chips & Crisps (ROW)(1) Potato Chips & Crisps (U.S. & UK)(1) Potato Chips (U.S. & UK) Microwave Popcorn Total Market $61+B Total Market $98+B Current Addressable Market: $16.2B Near-Term Addressable Market: $53.1B Nuts

Sales Culinary 0.24 Snack 0.58 In-shell 0.04 Other 0.14 Sales North America 0.79 Western Europe 0.16 ROW 0.05 13 Strengthened Product & Geographic Portfolio Mix On a pro forma basis, Diamond will have 83% of sales in the attractive, growth snack category Transaction also transforms Diamond into a truly global company Provides customer relationships and infrastructure in high-growth developing markets Note: Pro forma for 2011 fiscal year . Source: Companies Estimates. Sales Culinary 0.1 Snack 0.83 In-shell 0.01 Other 0.06 Sales North America 0.54 Western Europe 0.28 ROW 0.18 Current Diamond Product & Geographic Sales Mix Pro Forma Sales Product & Geographic Mix Snack 58% North America 79% Snack 83% North America 54%

Provides Enhanced Global Reach & World Class Infrastructure

North America (37%)(1)	Retail Sales
Market Size(2)	$12,478
Growth(2)	*2.9%*
Pringles	$875
Diamond	$730

UK (14%)(1)	Retail Sales
Market Size(2)	$3,918
Growth(2)	*1.7%*
Pringles	$337
Diamond	$170

ROWE (22%)(1)(4)	Retail Sales
Market Size(2)	$6,811
Growth(2)	*3.8%*
Pringles	$525
Diamond	$5

CEEMEA (6%)(1)	Retail Sales
Market Size(2)	$3,701
Growth(2)	*6.8%*
Pringles	$132
Diamond	--



Mechelen, Belgium
Norwich, Norfolk, UK
Beloit, Wisconsin
Van Buren, Indiana
Salem, Oregon
Fishers, Indiana
Stockton, California
Jackson, Tennessee
Robertsdale, Alabama
Fujian, China
Brazil (2011)(3)
Johor, Malaysia
Diamond Manufacturing Facilities
Pringles Manufacturing Facilities

Latin America (4%)(1)	Retail Sales
Market Size(2)	$4,762
Growth(2)	*11.1%*
Pringles	$102
Diamond	--

Asia (17%)(1)	Retail Sales
Market Size(2)	$14,693
Growth(2)	*4.2%*
Pringles	$392
Diamond	--

Provides access to the fastest growing markets with significant growth opportunities

Source: Euromonitor - $ in Millions. Chips / Crisps represents potato chips and extruded snacks. Total Diamond actual sales (captures potato chips, popcorn & snack nuts).
(1) Percent of Pringles Total Savory Snack retail sales.
(2) Potato Chips and Extruded Snacks 2009 market size $ in millions and Projected Growth 2010 – 2015 CAGR.
(3) Current plan to add local manufacturing in Brazil.
(4) Remainder of Western Europe.

14

15 Increases Scale and Leverages Diamond's Existing Infrastructure

16 Diversifies Retail Channel Mix Source: (Pringles) Corporate Consumer Market Knowledge (CMK), Diamond estimates Global Potato Chip Industry Grocery 0.25 Mass 0.48 C-Store 0.12 Club 0.04 Other 0.11 Pringles Channel Mix Diamond Snack Channel Mix Today Global Potato Chip Industry Grocery 0.75 Mass 0.11 C-Store 0 Club 0.09 Other 0.05 Opportunity to bring enhanced focus and execution to the Pringles brand in grocery

Pringles Overview

Pringles Highlights

- Pringles is an iconic $1.4 billion dollar global snack brand with strong consumer equity
  - #2 Global potato chip & crisp company[(1)]
  - Attractive and balanced geographic profile with presence in 140 countries
- Product portfolio includes the core Pringles potato crisps in a canister, product line extensions featuring different compositions and flavors and Pringles "Stix", a recently introduced cracker stick
- Proprietary manufacturing process and packaging
- Highly complementary ambient storage warehouse delivered distribution system

Core



% of Total Sales: ~90%

Product Type: Original, Traditional Flavors

Extensions



% of Total Sales: ~7%

Product Type: Fat-Free, Light, X-TREME

Stix



% of Total Sales: ~3%

Product Type: Cracker Sticks

Source: Euromonitor 2009 and Company estimates.
(1) Includes Potato Chips and Extruded Snacks as per Euromonitor.

18

19 Note: Aided brand awareness. Leader in Brand Awareness: Pringles' Top 3 Sales Countries $2 billion invested in brand building over the past decade has contributed to Pringles awareness and strength United States Germany United Kingdom

Strong Equity in the Social Media Space


Pringles
Happy
10 Million
Likes
Day

Highlights

- Top 10 global brand on Facebook joining other iconic brands such as Coca-Cola, Starbucks and Disney
  - Nearly 11 million likes
  - 70 -100 wall posts per day
- Allows for user interaction and posting of material, giving users the chance to spread the brand to friends
- 70 tweets per hour
- Highlights fan created videos for increased brand interaction
- Addresses fan questions by replying to fans' posts in multiple languages

Facebook & Twitter Posts

- Amo Las Pringles ♥
  I Love Pringles ♥
- Summer tunes and Pringles. Niiiice
- Ich liebe Pringles, die machen süchtig ;-)
- Dear Pringles, I cannot fit my hand inside your tube of deliciousness. Love, me.
- Son Riquisímas las Pringles
- Nothing like munching Pringles while lazing on a beach B-)
- Is it really desperate of me to catch the bus to the corner store for Pringles?
- MVC – Most Valuable Chips!!!

20

21 Access to High-Growth Developing Markets Projected CAGR Mexico 0.06 Thailand 0.062 Russia 0.067 China 0.086 Turkey 0.099 Brazil 0.101 Market CAGR Pringles CAGR Mexico 0.058 0.07 Thailand 0.059 0.071 Russia 0.13 0.097 China 0.073 0.024 Turkey 0.064 0.065 Brazil 0.124 0.218 Source: Euromonitor Potato Chips and Extruded Snacks. (1) Historical CAGR from 2004 -2009. (2) Projected CAGR from 2010 - 2015. (3)

22 Opportunity to Increase Regional Share Source: Euromonitor 2009. Represents the dollar share of potato chip and extruded snacks category. Opportunity to increase share in high growth developing markets Pringles Market Share by Region

Long Track Record of Product Innovation



	Proprietary Process Developed	Pringles Light (Fat Free)	Pringles Rippled	Pringles Baked Stix	Pringles X-TREME	Pringles 100-Calorie Packs	Pringles Multigrain
Year	1965	1980	1984	2006	2007	2007	2009

- Dedicated R&D team of 75+ employees
- 4 main functions
  - Product Research: Consumer studies & testing
  - Formula Design: Product formulation and development
  - Process Development: Application of new products on the production lines, local production lines and efficiencies
  - Packaging: New size offerings and material designs

23

24 U.S. (1) Strong Global Distribution Network Long term relationships with key distributors around the world Scaleable model for future expansion Provides significant flexibility and enhanced market access P&G Corporate Sales Force Distributors & Sales Brokers Japan Russia MELRISE UAE ABA / AAW South Africa Saudi Arabia Brazil (1) Utilizing Acosta in the food channel. Greece Selected Distribution Partner Relationships

25 Best in Class Global Manufacturing Capabilities Two state-of-the-art manufacturing facilities Highly efficient & automated Maximum flexibility and capabilities "Local Investment Line" sites with reduced capital investment requirements Improves time to market Reduces exchange rate risk and eliminates import duties in emerging regions Lowers distribution expense (1) Currently planning to develop Local Investment Lines in Brazil. High-Speed Facilities Local Investment Line Facilities (1) Jackson, Tennessee Mechelen, Belgium Johor, Malaysia Fujian, China Brazil (2011) (1)

26 Ability to Efficiently Customize Flavors and Packaging by Geographic Region Crisps are cut and roasted before seasoning Once cooled, the crisps are seasoned 2 step process allows for flavors tailored to local markets Seasoned crisps are transferred through the line and placed into cans Ability to easily change can label to promote a custom item Pringles manufacturing process allows for significant flexibility North America Europe Latin America Asia Cajun Sweet BBQ Onion Blossom Mozzarella Sticks & Marinara Paprika Sea Salt and Black pepper Kebab Jalapeno Lime Bacon Shrimp Salt and Pepper Crispy Chicken Buffalo Wing Dill Pickle Curry Prawn Cocktail Flamin Chilli Sauce Smokin Ribs Seaweed Crab

27 Innovative Marketing Campaigns

Diamond Foods Overview

29 Created new snack nut brand in 2004 Fastest growing major brand in snack nuts More than doubled market share in last 3 years Increased scale with snack buyer and in snack aisle Non-core brand under prior owner Increased share and scale in snack aisle Margin and EPS accretive Transformation into a Branded Snack Player #1 brand in culinary nuts Introduced full culinary line in 1993 - Today category leader with market share 10x the next largest brand Built brand equity through focus, innovation and investment Added fast- growing premium snack brand Established international snack platform Increased share and scale in snack aisle Margin and EPS accretive Expertise in successfully acquiring & integrating branded snack players Source: A.C. Nielsen. U.S. Grocery and FDMx; Diamond estimates. History of gaining market share through focus and innovation

Growth Size 0.037 0.212 4.4 Emerald 0.031 0.081 6.3 Kettle -0.075 0.005 0.9 Pop Secret 0.001 -0.013 0.9 Diamond 30 Significant Runway Available in Current Diamond Portfolio Source: Nielsen U.S. FDMx 52 weeks ending February 19, 2011 for Emerald and Pop Secret; Nielsen U.S. Grocery 52 weeks ending February 19, 2011 for Diamond and Kettle. Euromonitor. Diamond estimates. U.S. Category Size Emerald 0.3 Other 0.7 U.S. Category Size Kettle 0.2 Other 0.8 U.S. Category Size Diamond 0.9 Other 0.1 U.S. Category Size ($bn) Estimate of Distribution Penetration Pies copied and pasted over bubbles in main chart. U.S. Category Size Pop Secret 0.6 Other 0.3 Line represents equal category and brand growth rates

31 Diamond's Current Global Reach International Sales 2009: ~10% 2011 >20% Sales to over 100 countries with global sourcing expertise Korea Germany Japan Netherlands Spain Sales Sourcing Vietnam Brazil India China Caribbean Canada England Italy Turkey Israel Iceland Australia Singapore Thailand Mexico Taiwan

32 Diamond's History of Strong Retail Growth 22 of 24 Quarters with Year-Over-Year Growth in Retail Sales +21% CAGR

33 Diamond's Improved Product Mix Building Profitable Platform Note: Culinary segment includes sales of In-shell segment. (1) 1H 2011. Optimizing Product Mix Expanding Distribution Strategic Acquisitions Leveraging Scale 87%(1) Gross Margin 10.5% 23.7% +1320 bps 49% Total Sales

34 History of Margin Expansion Note: 2005 Results Pre-IPO. (1) Guidance range as presented on March 8, 2011. (1) (1) Gross Margin Operating Margin

35 Culture of Product Innovation Emerald Patented Glazed Process Patent-pending Cocoa and Cinnamon Roast Process Proprietary, on-the-go packaging Sweet and Salty Breakfast on the go! Diamond Recipe ready formats Nut Toppings Patented Glazed Process Pop-Secret Jumbo Kernels Patented Salt Application Magic Colors Kettle Krinkle Cut Reduced Fat Kettle Baked Ridge Crisps TIAS!

36 History of Brand Building Advertising Television Print Outdoor Online Sponsorships Movie Sponsorships ING NYC Marathon Emerald Final Five U.S. Olympic Team Content Websites Books Online Video Magazines Retail Point of Purchase Coupons Holiday Packaging In-store Promotion Media Super Bowl XLIV ABC • USA ESPN • TNT TBS • A&E

37 Superior Value Creation Source: FactSet July 21, 2005 to March 21, 2011. Equity Market Value % Change Since July 2005

Summary

39 The Strength of the New Diamond Foods Significantly enhanced scale, financial profile and cash flow generation Diamond will be the #1 pure play global snack food company Improved product & geographic mix Enables greater access to high-growth developing markets Highly complementary best-in-class manufacturing and supply chain platform Leverages existing go-to-market infrastructure in the two largest potato chip markets Further diversifies retail customer base which allows for enhanced access and leverage Multiple growth opportunities through the combined brand platform The combination creates a solid foundation for continued growth and strengthens both Pringles and Diamond's snack brands Source: Euromonitor 2009 Global Sweet & Savory Snacks Category.

Financial Targets 40 Fiscal Year Ending July 31 2009 2010 2011 Guidance (1) 2012 Combined Company (2) Total Net Sales $571M $680.2M $925-$950M $1,800M - $1,900M EBITDA $61M $85M $138-$143M $300M - $310M EBITDA Margin 11% 13% ~ 15% 16 - 17% EPS $1.47 $1.91 $2.45 - $2.51 $3.00 - $3.10 Diamond Historical and Current Guidance Guidance provided on March 8, 2011. Assuming calendar 2011 year end close (seven months of Pringles results), no exercise of collar, excluding transaction-related costs, $25 million in synergies.

41 Investment Highlights Large, Rapidly Growing Markets Expanding Profitability Track Record of Successful Organic & Acquisition Growth Market-Leading Brands Innovative Product Development, Packaging and Promotions Product, Channel and Geographic Diversification Diamond